UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest events reported)       August 20, 2004
                                                    --------------------------
                                                         (July 31, 2004)
                                                    --------------------------



Commission     Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico               85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of July 2004 and 2003 and the seven months ended July 2004 and 2003 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                         Month Ended        Seven Months Ended
                                           July 31,              July 31,
                                     ------------------- ----------------------
                                       2004      2003       2004        2003
                                     --------- --------- ----------  ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                               709       732      4,316       4,178
     Wholesale
        Long Term Sales                   273       212      1,706       1,328
        Forward Sales                     401       339      1,955       1,856
        Short Term Sales                  483       502      3,726       3,312
                                     --------- --------- ----------  ----------

        Total Wholesale Sales           1,157     1,053      7,387       6,496
                                     --------- --------- ----------  ----------

        Total Energy Sales              1,866     1,785     11,703      10,674
                                     ========= ========= ==========  ==========



Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

        HDD                                 0          0      2,302      2,162
                                    ========== ========== ========== ==========

        CDD                               407        592        850      1,039
                                    ========== ========== ========== ==========

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC. AND
                                        PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                   (Registrants)


Date:  August 20, 2004                         /s/ Thomas G. Sategna
                                   ---------------------------------------------
                                                 Thomas G. Sategna
                                      Vice President and Corporate Controller
                                   (Officer duly authorized to sign this report)


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